EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the accompanying Annual Report of Enviro Voraxial
Technology, Inc. (the "Company") on Form 10-KSB for the fiscal year ending
December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, ALBERTO DIBELLA, Principal Executive Officer and
Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of
2002, to the best of my knowledge, that:

         (1)      The Report fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2)      The information contained in the Report fully presents, in all material respects, the financial condition and results of operations of the
Company.

By:      /s/ ALBERTO DIBELLA
         -------------------
         ALBERTO DIBELLA
         Principal Executive Officer
         and Principal Financial Officer
         April 15, 2003